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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 11, 2005

                                    HEI, Inc.
               (Exact name of Registrant as Specified in Charter)

            Minnesota                    0-10078              41-0944876
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   (State or Other Jurisdiction        (Commission          (IRS Employer
        of Incorporation)              File Number)      Identification No.)

         PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota 55386
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          (Address of Principal Executive Offices, including Zip Code)

                                 (952) 443-2500
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    HEI, Inc. issued a press release on April 11, 2005 disclosing its results of operations for the quarter ended February 26, 2005. The full text of the press release issued on April 11, 2005 is furnished as Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following Exhibits shall be deemed furnished and not filed as a part of this
Report:

Exhibit No.    Description of Exhibit
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99.1           Press release issued April 11, 2005, announcing results of operations for the quarter ended February 26, 2005.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEI, INC.

Dated:  April 11, 2005                      By /s/ Timothy Clayton
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                                               Timothy Clayton
                                               Its: Chief Financial Officer

                                  Exhibit Index

    99.1 Press Release dated April 11, 2005, regarding the Company announcing results for its second quarter of fiscal 2005, which ended February 26, 2005.